EQUITY	6 Months Ended
Jun. 30, 2024
Share Capital, Reserves and Other Equity Interest [Abstract]
EQUITY	EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES
The exchangeable shares and the class B shares are classified as liabilities due to their exchangeable and cash redemption features. Upon issuance, the exchangeable shares and the class B shares were recognized at their fair values. Subsequent to initial recognition, the exchangeable shares and the class B shares are recognized at amortized cost and remeasured to reflect changes in the contractual cash flows associated with the shares. These contractual cash flows are based on the price of one LP Unit.
During the six months ended June 30, 2024, 3 exchangeable shares were exchanged into LP Units (June 30, 2023: 622). As at June 30, 2024, the exchangeable shares and the class B shares were remeasured to reflect the closing price of one LP Unit, which was valued at $18.85 per unit. Remeasurement gains or losses associated with the exchangeable shares and class B shares are recorded in remeasurement of exchangeable and class B shares in the unaudited interim condensed consolidated statements of operating results. During the six months ended June 30, 2024, $9 million of dividends (June 30, 2023: $9 million of dividends) were declared on the outstanding exchangeable shares of the company and included in interest income (expense), net in the unaudited interim condensed consolidated statements of operating results.
The following table provides a continuity schedule of outstanding exchangeable shares, and the class B shares, along with the carrying value of the corresponding liability and remeasurement gains and losses:

(US$ MILLIONS, except as noted)	Exchangeable shares outstanding (Shares)	Class B shares outstanding (Shares)	Exchangeable shares and class B shares
Balance as at January 1, 2024	72,954,450	1	$1,501
Shares exchanged to LP Units	(3)	—	—
Remeasurement (gains) losses	—	—	(126)
Balance as at June 30, 2024	72,954,447	1	$1,375
Similar to the exchangeable shares and class B shares, the class C shares are classified as liabilities due to their cash redemption feature. However, the class C shares, the most subordinated class of all the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 21 for further details related to class C shares.
EQUITY
The following table provides a continuity of the company’s outstanding equity for the six-month period ended June 30, 2024:

	Class C shares
(US$ MILLIONS, except as noted)	Shares outstanding (Shares)	Share capital
Balance as at January 1, 2024	25,934,120	$737
Balance as at June 30, 2024	25,934,120	$737
The company’s share capital is comprised of exchangeable shares, class B shares and class C shares. Due to the exchange feature of the exchangeable shares and the cash redemption feature of the class B and class C shares, the exchangeable shares, the class B shares, and the class C shares are classified as financial liabilities. However, the class C shares, the most subordinated of all of the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 5 for further details related to the exchangeable shares and the class B shares.